UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 20, 2004

MARTIN MIDSTREAM PARTNERS L.P.

(Exact name of Registrant as specified in its charter)

DELAWARE (State of incorporation or organization)	000-50056 (Commission file number)	05-0527861 (I.R.S. employer identification number)

4200 STONE ROAD KILGORE, TEXAS (Address of principal executive offices)	75662 (Zip code)

Registrant’s telephone number, including area code: (903) 983-6200

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits

     Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibit and the information set forth therein are deemed to have been furnished pursuant to Item 9 hereof and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

EXHIBIT
NUMBER		DESCRIPTION
99.1	—	Press release dated April 20, 2004.

ITEM 9. REGULATION FD DISCLOSURE.

     On April 20, 2004, Martin Midstream Partners L.P. (the “Partnership”) issued a press release announcing that on May 14, 2004 it will pay a quarterly distribution of $0.525 per unit to its common and subordinated unitholders of record as of the close of business on April 30, 2004. A copy of the press release is included as an exhibit to this Current Report. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MIDSTREAM PARTNERS L.P.

By: Martin Midstream GP LLC, its General Partner

Date: April 20, 2004	By:	/s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION
99.1	—	Press release dated April 20, 2004.

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